Other Comprehensive Income and Accumulated Other Comprehensive Income ("AOCI") - Amount Recognized Before Income Tax Associated with Defined Benefit Plans in Accumulated Other Comprehensive Income (Detail) - USD ($)
$ in Thousands
	Dec. 31, 2018	Dec. 31, 2017
Equity [Abstract]
Net actuarial (loss) gain	$ (435,364)	$ (448,555)
Prior service cost	(3,033)	(4,368)
Less: amount recognized in regulatory assets	383,170	391,403
Recognized in AOCI	$ (55,227)	$ (61,520)